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                                                                    Exhibit 99.1

                              JACUZZI BRANDS, INC.
                           Phillips Point - West Tower
                       777 S. Flagler Drive - Suite 1108W
                            West Palm Beach, FL 33401

                                 August 12, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

         The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Quarterly Report on Form 10-Q (the "Report") accompanying this letter.

         David H. Clarke, the Chief Executive Officer and Jeffery B. Park, the Chief Financial Officer of Jacuzzi Brands, Inc. (formerly U.S. Industries, Inc.), each certifies that, to the best of his knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Jacuzzi Brands, Inc. (formerly U.S. Industries, Inc.)

                                                    ____________________________
                                                    David H. Clarke
                                                    Chairman and Chief Executive
                                                    Officer

                                                    ____________________________
                                                    Jeffery B. Park
                                                    Senior Vice President and
                                                    Chief Financial Officer

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